# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

## EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
*available 24 hours*



**VOTE BY PHONE**
Call 1-800-337-3503
Follow the recorded instructions
*available 24 hours*


Mail

**VOTE BY MAIL**
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope


VOTE

**VOTE IN PERSON**
Attend Shareholder Meeting
4550 Montgomery Avenue,
Suite 1000N
Bethesda, MD 20814
on September 20, 2013

Please detach at perforation before mailing.

**PROXY** **CALVERT TAX-FREE RESERVES** **PROXY**

**SPECIAL JOINT MEETING OF SHAREHOLDERS to be held September 20, 2013**

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.**
The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq., Ivy Wafford Duke, Esq., Lancelot A. King, Esq. and Andrew K. Niebler, Esq. and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of Calvert Tax-Free Reserves Money Market Portfolio, a series of Calvert Tax-Free Reserves, to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, September 20, 2013, at 9:00 a.m. Eastern Time, and at any adjournment thereof (the "Meeting") as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting.

**Receipt of the Notice of Joint Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THIS PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

**Note**: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date

TFR_24814_062013

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.**

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Calvert Funds Joint Shareholder Meeting to Be Held on September 20, 2013.**
**The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/cal-24814**

Please detach at perforation before mailing.

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.** The Board of Directors recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To approve the Agreement and Plan of Reorganization (the "CTFR Portfolio Reorganization Plan"), providing for the transfer of all of the assets of the Calvert Tax-Free Reserves Money Market Portfolio, a series of Calvert Tax-Free Reserves, to the Calvert Ultra-Short Income Fund, a series of The Calvert Fund, in exchange for shares of the Calvert Ultra-Short Income Fund. The CTFR Portfolio Reorganization Plan also provides for distribution of these shares of the Calvert Ultra-Short Income Fund to shareholders of the Calvert Tax-Free Reserves Money Market Portfolio in liquidation and subsequent termination of the Calvert Tax-Free Reserves Money Market Portfolio. | ☐ | ☐ | ☐ |

2. To consider and act upon any other business that may properly come before the Meeting.

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.**

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

## EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
**Log on to:**
**www.proxy-direct.com**
**or scan the QR code**
**Follow the on-screen instructions**
***available 24 hours***



**VOTE BY PHONE**
**Call 1-800-337-3503**
**Follow the recorded instructions**
***available 24 hours***


Mail

**VOTE BY MAIL**
**Vote, sign and date this Proxy Card and return in the postage-paid envelope**


VOTE

**VOTE IN PERSON**
**Attend Shareholder Meeting**
**4550 Montgomery Avenue,**
**Suite 1000N**
**Bethesda, MD 20814**
**on September 20, 2013**

Please detach at perforation before mailing.

**PROXY** **CALVERT SOCIAL INVESTMENT FUND** **PROXY**

**SPECIAL JOINT MEETING OF SHAREHOLDERS to be held September 20, 2013**

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.**
The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq., Ivy Wafford Duke, Esq., Lancelot A. King, Esq. and Andrew K. Niebler, Esq. and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of Calvert Money Market Portfolio, a series of Calvert Social Investment Fund, to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, September 20, 2013, at 9:00 a.m. Eastern Time, and at any adjournment thereof (the "Meeting") as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting.

**Receipt of the Notice of Joint Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THIS PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

**Note**: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

______________________________
Signature(s) (Title(s), if applicable)

______________________________

______________________________
Date

SIF_24814_062013

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.**

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Calvert Funds Joint Shareholder Meeting to Be Held on September 20, 2013.**
**The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/cal-24814**

Please detach at perforation before mailing.

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.** The Board of Directors recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To approve the Agreement and Plan of Reorganization (the "CSIF Portfolio Reorganization Plan"), providing for the transfer of all of the assets of the Calvert Money Market Portfolio, a series of Calvert Social Investment Fund, to the Calvert Ultra-Short Income Fund, a series of The Calvert Fund, in exchange for shares of the Calvert Ultra-Short Income Fund. The CSIF Portfolio Reorganization Plan also provides for distribution of these shares of the Calvert Ultra-Short Income Fund to shareholders of the Calvert Money Market Portfolio in liquidation and subsequent termination of the Calvert Money Market Portfolio. | ☐ | ☐ | ☐ |

2. To consider and act upon any other business that may properly come before the Meeting.

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.**

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

## EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
**Log on to:**
**www.proxy-direct.com**
**or scan the QR code**
**Follow the on-screen instructions**
***available 24 hours***



**VOTE BY PHONE**
**Call 1-800-337-3503**
**Follow the recorded instructions**
***available 24 hours***


Mail

**VOTE BY MAIL**
**Vote, sign and date this Proxy Card and return in the postage-paid envelope**


VOTE
VOTE

**VOTE IN PERSON**
**Attend Shareholder Meeting**
**4550 Montgomery Avenue,**
**Suite 1000N**
**Bethesda, MD 20814**
**on September 20, 2013**

Please detach at perforation before mailing.

**PROXY** **FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME** **PROXY**
**SPECIAL JOINT MEETING OF SHAREHOLDERS to be held September 20, 2013**

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.**
The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq., Ivy Wafford Duke, Esq., Lancelot A. King, Esq. and Andrew K. Niebler, Esq. and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of Calvert First Government Money Market Fund, a series of First Variable Rate Fund for Government Income, to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, September 20, 2013, at 9:00 a.m. Eastern Time, and at any adjournment thereof (the "Meeting") as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting.

**Receipt of the Notice of Joint Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THIS PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

**Note**: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date

FVR_24814_062013

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.**

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Calvert Funds Joint Shareholder Meeting to Be Held on September 20, 2013.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/cal-24814**

Please detach at perforation before mailing.

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.** The Board of Directors recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To approve the Agreement and Plan of Reorganization (the "First Government Reorganization Plan"), providing for the transfer of all of the assets of the Calvert First Government Money Market Fund, a series of First Variable Rate Fund for Government Income, to the Calvert Ultra-Short Income Fund, a series of The Calvert Fund, in exchange for shares of the Calvert Ultra-Short Income Fund. The First Government Reorganization Plan also provides for distribution of these shares of the Calvert Ultra-Short Income Fund to shareholders of the Calvert First Government Money Market Fund in liquidation and subsequent termination of the Calvert First Government Money Market Fund. | ☐ | ☐ | ☐ |
| 2. **Class O shareholders ONLY**: To approve the Rule 12b-1 Plan of the Calvert Ultra-Short Income Fund and the 12b-1 fees that are paid by holders of the Class A shares to be received in the Reorganization. | ☐ | ☐ | ☐ |

3. To consider and act upon any other business that may properly come before the Meeting.

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.**

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

## EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
**Log on to:**
**www.proxy-direct.com**
**or scan the QR code**
**Follow the on-screen instructions**
***available 24 hours***



**VOTE BY PHONE**
**Call 1-800-337-3503**
**Follow the recorded instructions**
***available 24 hours***


Mail

**VOTE BY MAIL**
**Vote, sign and date this Proxy Card and return in the postage-paid envelope**


VOTE

**VOTE IN PERSON**
**Attend Shareholder Meeting**
**4550 Montgomery Avenue, Suite 1000N**
**Bethesda, MD 20814**
**on September 20, 2013**

Please detach at perforation before mailing.

**PROXY** **CALVERT CASH RESERVES** **PROXY**

**SPECIAL JOINT MEETING OF SHAREHOLDERS to be held September 20, 2013**

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.**
The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq., Ivy Wafford Duke, Esq., Lancelot A. King, Esq. and Andrew K. Niebler, Esq. and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of Calvert Cash Reserves Institutional Prime Fund, a series of Calvert Cash Reserves, to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, September 20, 2013, at 9:00 a.m. Eastern Time, and at any adjournment thereof (the "Meeting") as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting.

**Receipt of the Notice of Joint Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THIS PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

**Note**: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date

CCR_24814_062013

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.**

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Calvert Funds Joint Shareholder Meeting to Be Held on September 20, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/cal-24814**

Please detach at perforation before mailing.

**THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.** The Board of Directors recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To approve the Agreement and Plan of Reorganization (the "CCR Prime Reorganization Plan"), providing for the transfer of all of the assets of the Calvert Cash Reserves Institutional Prime Fund, a series of Calvert Cash Reserves, to the Calvert Ultra-Short Income Fund, a series of The Calvert Fund, in exchange for shares of the Calvert Ultra-Short Income Fund. The CCR Prime Reorganization Plan also provides for distribution of these shares of the Calvert Ultra-Short Income Fund to shareholders of the Calvert Cash Reserves Institutional Prime Fund in liquidation and subsequent termination of the Calvert Cash Reserves Institutional Prime Fund. | ☐ | ☐ | ☐ |

2. To consider and act upon any other business that may properly come before the Meeting.

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.**